UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013

TRANS1 INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Horizon Drive, Suite 230

Raleigh, North Carolina 27615

(Address of principal executive offices)

(Zip Code)

(866) 256-1206

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2013, TranS1 Inc., a Delaware corporation (the “Company”), RacerX Acquisition Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), Baxano, Inc. (“Baxano”), and Sumeet Jain and David Schulte solely as Securityholder Representatives (the “Securityholder Representatives”) entered into a First Amendment to Agreement and Plan of Merger (the “First Amendment”), dated March 3, 2013, by and among the Company, Merger Sub, Baxano, and the Securityholder Representatives (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company will acquire Baxano through a merger of Merger Sub with and into Baxano (the “Merger”).

The First Amendment amends Section 9.1(b) of the Merger Agreement in order to change the date upon which the Company or Baxano may terminate the Merger Agreement from April 30, 2013 to May 31, 2013. The First Amendment also acknowledges that the Baxano may request that the Company provide up to $2,500,000 of bridge financing for specified budget items. If the parties agree that the Company will provide all or any portion of the requested amount, then the Company will loan Baxano such amount and Baxano will issue a promissory note in the form attached as Attachment A to the First Amendment (a “Bridge Note”) to the Company to evidence the loan amount. Each Bridge Note will bear interest at a rate of 6% per annum. The Bridge Notes will not be secured by any collateral; will be subordinated in right of payment to the loan evidenced by the Loan and Security Agreement dated as of March 15, 2012, among Oxford Finance LLC, Silicon Valley Bank, and Baxano; and will be senior in right of payment to the convertible promissory notes issued pursuant to the Note and Warrant Purchase Agreement dated as of March 7, 2012, among Baxano and the investors set forth therein.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement

The Merger discussed above involves the sale of securities in a private transaction that will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be subject to the resale restrictions under that act. Such securities may not be offered or sold absent registration or an applicable exemption from registration requirements. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

Statements in this Current Report on Form 8-K regarding the Merger constitute “forward looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control, and which may cause results to differ materially from expectations. Factors that could cause actual results to differ materially from those described include, but are not limited to, the ability to consummate the transactions on the proposed timeline or at all, failure to receive the approval of the stockholders of the Company, the risk that the Merger Agreement could be terminated under circumstances that would require the Company to pay a termination fee, the effect on the Company’s business of existing and new regulatory requirements, uncertainty surrounding the outcome of the matters relating to the subpoena issued to the Company by the Department of Health and Human Services, Office of Inspector General, stockholder class action lawsuits, and other economic and competitive factors, and the other factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent reports. You are cautioned not to place undue reliance on these forward looking statements, which are based on the Company's expectations as of the date of this Form 8-K and speak only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Merger described in the revised preliminary proxy statement on Schedule 14A filed by the Company on April 10, 2013. The Company will file a definitive proxy statement (when available) and other documents regarding the Merger described in this Form 8-K with the SEC. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REVISED PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED BY THE COMPANY ON APRIL 10, 2013 AND, WHEN AVAILABLE, THE COMPANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement (when available) will be mailed to stockholders. Stockholders will be able to obtain, without charge, a copy of the revised preliminary proxy statement, the definitive proxy statement (when available), and other documents the Company files with the SEC from the SEC’s website at www.sec.gov. The revised preliminary proxy statement, definitive proxy statement (when available), and other relevant documents will also be available, without charge, by directing a request by mail or telephone to the Company, Attn: Corporate Secretary, 110 Horizon Drive, Suite 230, Raleigh, NC 27615, by calling the Company at (866) 256-1206, by emailing the Company at merger@trans1.com, or from the Company’s website, www.trans1.com.

The Company and its directors, executive officers, certain members of management, and employees may have interests in the Merger or be deemed to be participants in the solicitation of proxies of the Company’s stockholders to approve the issuance of the Company’s stock in connection with the Merger. Stockholders may obtain additional information regarding the participants and their interests in the solicitation by reading the revised preliminary proxy statement on Schedule 14A filed by the Company on April 10, 2013 and the definitive proxy statement (when available).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, among TranS1 Inc., RacerX Acquisition Corp., Baxano, Inc., and Sumeet Jain and David Schulte as Securityholder Representatives, dated April 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.

Date: April 10, 2013	By:	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, among TranS1 Inc., RacerX Acquisition Corp., Baxano, Inc., and Sumeet Jain and David Schulte as Securityholder Representatives, dated April 10, 2013.